SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 13, 2020

Date of Report

(Date of Earliest Event Reported)

UNITED CAPITAL CONSULTANTS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-55741	81-4625084
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3210 East Coralbell Avenue

Mesa, Arizona 95204

(Address of principal executive offices) (zip code)

480-666-4116

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	N/A	N/A

Item 8.01 Other Events.

On March 4, 2020, the U.S. Securities and Exchange Commission (the “SEC”) issued an order under Section 36 (Release No. 34-88318) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), granting exemptions from specified provisions of the Exchange Act and certain rules thereunder. On March 25, 2020, the order was modified and superseded by a new SEC order (Release No. 34-88465), which provides conditional relief to public companies that are unable to timely comply with their filing obligations as a result of the novel coronavirus (“COVID-19”) outbreak (the “SEC Order”). The SEC Order provides that a registrant subject to the reporting requirements of Exchange Act Section 13(a) or 15(d), and any person required to make any filings with respect to such registrant, is exempt from any requirement to file or furnish materials with the Commission under Exchange Act Sections 13(a), 13(f), 13(g), 14(a), 14(c), 14(f), 15(d) and Regulations 13A, Regulation 13D-G (except for those provisions mandating the filing of Schedule 13D or amendments to Schedule 13D), 14A, 14C and 15D, and Exchange Act Rules 13f-1, and 14f-1, as applicable, if certain conditions are satisfied.

United Capital Consultants, Inc. (the “Company”) is relying on the SEC Order in light of the circumstances and uncertainty surrounding the effects of the coronavirus disease 2019 (COVID-19) pandemic, and is delaying the filing of its Annual Report on Form 10-K for the year ended December 31, 2019 (the “Annual Report”) by up to 45 days. In particular, the Company’s operations are primarily located in Arizona, which has imposed a continuing statewide lockdown, isolation and quarantine to address the COVID-19 pandemic. As a consequence, the Company’s head office is very thinly staffed, and the Company’s accounting personnel, who are generally working remotely, have only limited access to the Company’s financial records. In addition, the COVID-19 outbreak has made collection of data slower and more difficult. Management is therefore currently unable to timely prepare and review the Annual Report or to determine COVID-19’s impact on the Company’s financial statements for the 2019 fiscal year. The Company will file its Annual Report by no later than May 14, 2020, which is 45 days after the original due date of its Annual Report.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K may contain statements that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations or forecasts for future events, including, without limitation, our future financial or business performance or strategies, results of operations or financial condition. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors. In addition to those risks described from time to time in our filings with the Securities and Exchange Commission and other similar risks, the forward-looking statements in this Form 8-K are subject to the uncertainties regarding the duration, spread and effects of COVID-19, and its economic, financial and market consequences generally and on our business in particular. We do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 13, 2020

UNITED CAPITAL CONSULTANTS, INC.

By: /s/ Clayton Patterson
Clayton Patterson
President